

BLUECALYPSO®

WHEN FRIENDS TALK **FRIENDS LISTEN**®

Business Update

October 30, 2013

Safe Harbor Statement

The statements made on this conference call for fiscal 2013 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, whether we will be able to generate sufficient cash flow from our operations or other sources to fund our working capital needs, failure to adequately protect or intellectual property, successfully introduce and attain market acceptance of any new products, attract and retain qualified personnel in an extremely competitive environment, and potential obsolescence of our technologies.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based. We qualify all of our forward-looking statements by these cautionary statements.

Strategy: To Deliver Software Solutions and Patented Technology for Social Media Sharing and Gamification… Share Advertising™

A digital innovation software and technology company, Blue Calypso develops and owns intellectual property for ***the social media marketplace*** that it embeds in and licenses via products, services and enterprise licensing.

Blue Calypso's proven, patented technology platforms help users launch promotions and content into social media channels through ***Share Advertising™.*** By combining our technology with our marketing and social media expertise, our offerings will ensure clients maximize their return social media spend.



Products
Services
Technology Licensing

Goal: To Increase Shareholder Value through Sales of Products & Services and Licensing of Technology


Build core business recurring revenue streams
Expand patented technology
Capture IP licensing upside

Execution: Recent Transformational Accomplishments

Building Core Business

Products

- Launched DashTAGG™
- Launched POPSHARE™
- Enhanced social amplification suite

Services

- Launched Blue Calypso Labs
- Partnered with IntegraColor

Leveraging IP Portfolio

Validating patents

- LivingSocial
- MyLikes

Acquired gamification technology

- Patent pending

Improving Financials

Amended warrant and debt agreements to:

- Increase cash balance
- Strengthen the balance sheet

Secured strategic investors

Targeting a Large and Growing Addressable Social Media Marketplace

Forecasted US Interactive Marketing Spend, 2011 to 2016 ($ in B)



$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
2011
2012
2013
2014
2015
2016
Search Marketing
Display advertising
Mobile Marketing
Email marketing
Social media

- $5.0B in social media marketing in '16, up from $2.8B in '13 = 26% CAGR
- $8.2B in mobile marketing in '16, up from $4.2B in '13 = 38% CAGR

Source: Forrester Research, Inc.

As Social Referrals are the Most Trusted Form of Advertising

Using social media to target most effective element

92%

Of consumers say they would trust recommendations from **friends and family**, above all other forms of advertising—an increase of 18% since 2007"
(Nielsen Global Trust in Advertising 2011)

83%

Of consumers say online **customer reviews influence their purchase decisions**.
(Opinion Research Corp.)

90%

Of consumers online trust recommendations **from people they know**, and **70%** trust opinions of **unknown users**.
(Econsultancy)

2X

Advocates **tell twice as many people** about their purchases than non-Advocates.
(Source: Comscore, Yahoo!)

We Help Companies Maximize Gains through Share Advertising™

Monetizing technology through digital innovation products

SOCIALECHO™	EMGAGE™	POPSHARE™
Activate brand fans to amplify campaigns	Empower employee brand ambassadors	Mobilize website visitors



ONLY YOU CAN PREVENT
FRADULENT FIERY TACOS
TACO INTERVENTION
IT'S TIME TO MAKE TEX-MEX OFFENDERS
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SOCIAL MEDIA AMBASSADOR PROGRAM!
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Selected Clients

jcp
MOTOROLA
travelocity
Ford
OREO
Hotels.com
ROCK THE VOTE
THE PARTNERSHIP AT DRUGFREE.ORG

DASHTAGG™

Unique game of tag requiring physical and digital mobile play

- **Expands In-store Traffic**
- **Increases Visitor-to-Buyer Conversion**
- **Raises Brand Advocacy**

ad:tech new york

OFFICIAL MOBILE GAMIFICATION PLATFORM

- Launching at the world's largest, most diverse digital marketing event
- Gaining access to 9000+ attendees from agencies, brands & publishers
- Exhibiting at booth 1205, November 6-7

BC Labs Will Deliver Services Revenue & Technology Licensing Opportunities

Creative, Digital Innovation Think Tank

- Creates additional revenue stream and opportunities for long-term enterprise technology licensing fees
- Consulting services include
  - Software development
  - System design and architecture
  - Social media components
- Examples include
  - Digital marketplaces
  - Backend infrastructure
  - Microsite and APP development
- Integrates patented mobile social technologies
- Leverages significant engineering resources

2 Marketing Strategies

- Partnership: First with IntegraColor, a specialized print and web-based solutions company with 500+ business customers nationwide
- Referrals: Already a large project pipeline

Patented Technology Is a Key Driver in Future Success

Management believes IP infringement could grow as social media marketing spend increases.

Strong IP: 2 patent families in portfolio

- 5 patents granted
- 5 patents pending

Enforcing IP portfolio

- Represented by Fish & Richardson, a leading global patent firm
- Pending cases filed in the Eastern District of Texas Federal Court

Strengthening IP portfolio

- Developing new technology through strategic R&D & protecting that innovation through filing new patents regularly
- Evaluating & acquiring related technology

Enterprise licenses

- LivingSocial
- MyLikes


(12) United States Patent
Levi et al.
(10) Patent No.: US 7,664,516 B2
(45) Date of Patent: Feb. 16, 2010

Current Enforcement Activities

Enterprise technology licensing creates significant potential.

Infringing Company	Category	Suit Filed	Markman Hearing
GROUPON	Daily Deal	8/1/2012	2/5/2014
livingsocial	Daily Deal	8/27/2012	SETTLED
yelp	Review/Check-in	10/22/2012	2/5/2014
izea	Social Promotion	10/22/2012	2/5/2014
mylikes	Social Promotion	11/06/2012	SETTLED
foursquare	Check-in	11/06/2012	2/5/2014

Protecting IP by Expanding Patent Families

Blue Calypso Patents/Applications


Games
14/042,319
7/26/2013 –Filed
To Be Filed
Mutual Agreement
7,664,516
12/27/2004 – Prov.
12/23/2005 - Filed
2/16/2010 - Granted
Cumulative Incentives
12/843,701
7/26/2010 – Filed
Electronic Offers
8,452,646
10/14/2010 - Filed
5/28/2013 - Granted
13/902,256
5/24/2013 – Filed
8,155,679
11/18/2009 - Filed
4/10/2012 - Granted
8,457,670
3/16/2012 - Filed
6/4/2013 - Granted
13/908,825
6/3/2013 – Filed
Testimonials
8,438,055
7/1/2010 - Filed
5/7/2013 - Granted
13/888,270
5/6/2013 - Filed

Timeline for Groupon, Izea, Foursquare and Yelp Litigation



Complaint Filed
07/31/12
Opening Claim Construction Brief Due
11/1/13
Deadline to File Response to Claim Construction Brief
11/22/13
Deadline to File Reply to Claim Construction Brief
12/6/13
Deadline to File Joint Claim Construction Chart
01/14/14
MARKMAN HEARING in Tyler
X
02/05/14
Deadline to Complete Discovery
05/9/14
Deadline to Complete Mediation
05/16/14
Pretrial Conference and Trial Setting @ 9:00 a.m. in Tyler
10/06/14

Improving Financial Position

Secured strategic investments of $1.5M in October 2013

Raised $2.4M in May 2013

Amended warrant agreements in September 2013, intending to eliminate warrant overhang; if all is exercised by year end, then would raise $1.0M

Amended debt agreements in September 2013, intending to prompt conversion; if all is exercised by year end, then would reduce debt by $2.4M to $600K

Strengthening Leadership Team

Aggregating specific experience to drive strategy implementation



Bill Ogle – Chairman & CEO; Motorola Mobility – CMO; Samsung Telecommunications America – CMO; Pizza Hut – CMO; Procter & Gamble; Sara Lee Corp



Andrew Levi – Founder, Director & Chief Technology Officer; Serial Entrepreneur; 20 years' experience; Founder of Aztec Systems; Boardroom Software; Critical Devices



David Polster – Chief Financial Officer; Director of Finance Dell Software and Peripherals; VP Finance ASAP Software; Intertech Resources; Berlin Packaging; CPA, CFM, CMA, MBA



Ken Johnsen – COO; Founder & CEO Parago, President & COO Metamor Worldwide; VP IBM Global Services



Bob Gehringer – Vice President Business Development (NYC); MobiTV; NextMedium; Time; DoubleClick; Blockbuster; Young & Rubicam



Tom Moore – Vice President Sales; VP Marketing & Sales Didalio; VP Marketing & Sales Silicon Valley Bank; VP of Sales for Alcatel-Lucent

Evaluate Our Progress Based on Upcoming and Recurring Milestones

Accomplished Milestones

- License Agreements
- BC Labs Partnership & Engagements
- Patent Expansion
- Product Enhancements

Upcoming and Recurring Milestones

- Customer Wins
- Patent Expansion
- Product Enhancements
- Markman Hearing
- License Agreements

In Summary, Blue Calypso Is Making Progress across Key Areas

Targeting vast and growing social media market

Executing focused business strategy:

1. Growing revenue from core products and services
2. Licensing our Share Advertising™ technology

Expanding IP through innovation and acquisition

Improving financial position by growing cash and reducing debt

Strengthening our management team with world class executives